                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Revised Materials
[ ] Soliciting Material Pursuant to Section 140.14a-12

                        VAN KAMPEN HIGH INCOME TRUST II
                           VAN KAMPEN MUNICIPAL TRUST
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                         VAN KAMPEN SENIOR INCOME TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  MAY 2007  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                          CLOSED-END FUND SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
Although we recommend that you read the complete Joint Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Each Van Kampen closed-
end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.
Q      WHAT PROPOSAL WILL BE
       VOTED ON?
A      You are being asked to elect
nominees for the Board of Trustees.
Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their funds.
Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?
A      The Board recommends
that you vote "FOR ALL" of the nominees on the enclosed proxy card.
Q      WHY DOES THE JOINT PROXY
       STATEMENT LIST SEVERAL CLOSED-END FUNDS?
A      The funds have a similar
proposal and it is cost-effective to have a joint proxy statement and one meeting.
Q      WHERE DO I CALL FOR
       MORE INFORMATION?
A      Please call Van Kampen's
Client Relations Department at 1-800-341-2929 or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR ALL EXCEPT" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[ ]  PLEASE MARK
 X   VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1x.  Authority to vote        [ ]    [ ]       [ ]      2. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                          VAN KAMPEN CLOSED-END FUNDS

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 22, 2007

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Van Kampen Closed-End Funds listed on Annex A (the "Funds") to the attached Joint Proxy Statement that the Joint Annual Meeting of Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 22, 2007 at 9:30 a.m., for the following purposes:

1.   To elect trustees in the following manner:
     (a) With respect to VKL, to elect four Class I trustees, each by the holders of Common Shares of such Fund. The elected Class I trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

     (b) With respect to VKI, VCV, VPV and VMV, to elect three
     Class II trustees, two by the holders of Common Shares of each such Fund and one by the holders of the Preferred
         Shares of each such Fund. The elected Class II trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

     (c) With respect to VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO, VLT and VVR, to elect three Class III trustees, two by the holders of Common Shares of each such Fund and one by holders of the Preferred Shares of each such Fund. The elected Class III trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on April 27, 2007 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    STEFANIE V. CHANG,
                                    Vice President
May 10, 2006

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                             JOINT PROXY STATEMENT

                          VAN KAMPEN CLOSED-END FUNDS

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 22, 2007
------------------------------------------------------------------------------

                                  INTRODUCTION
------------------------------------------------------------------------------

  This Joint Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Trustees" or the "Board") of each of the Van Kampen Closed-End Funds listed on Annex A to this Joint Proxy Statement (the "Funds") of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 22, 2007, at 9:30 a.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying form of proxy is May 18, 2007.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Funds as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this Joint Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

  The Board has fixed the close of business on April 27, 2007 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Joint Proxy Statement.

  The following table summarizes the proposals to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to the proposals.

PROPOSAL/AFFECTED FUNDS                                   AFFECTED SHAREHOLDERS
-----------------------                                   ---------------------
1.    ELECTION OF TRUSTEES:
(a)   With respect to VKL, to elect
      -- four Class I Trustees, each by holders of
      Common Shares of such Fund........................         Common
(b)   With respect to VKI, VCV, VPV and VMV, to elect
      -- two Class II Trustees, each by holders of
      Common Shares of each such Fund...................         Common
      -- one Class II Trustee by holders of Preferred
      Shares of each such Fund .........................        Preferred
(c)   With respect to VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO,
      VLT and VVR, to elect
      -- two Class III Trustees, each by holders of
      Common Shares of each such Fund...................         Common
      -- one Class III Trustee by holders of Preferred
      Shares of each such Fund..........................        Preferred

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1(a) through (c), holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect such nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as Trustees at the Meeting shall be elected.

  THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE JOINT PROXY STATEMENT.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to Proposal 1(a) through (c), abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  The investment adviser for each Fund is Van Kampen Asset Management (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $118 billion under management or supervision as of March 31, 2007. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.

OTHER SERVICE PROVIDERS

  Each Fund has entered into an accounting services agreement with the Adviser and each Fund has entered into a legal services agreement with Van Kampen Investments. Van Kampen Investment's principal business address is 1221 Avenue of the Americas, New York, New York 10020. Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Fund and other Van Kampen funds. The principal business address of Mr. Sullivan is 1 Parkview Plaza, Oakbrook Terrace, IL 60181. The principal business address of Morgan Stanley is 1221 Avenue of the Americas, New York, New York 10020. VLT has also entered into a support services agreement with Van Kampen Funds Inc. The principal business address of Van Kampen Funds Inc. is 1221 Avenue of the Americas, New York, New York 10020. VVR has also entered into an administration agreement with Van Kampen Investments.
 ------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF TRUSTEES
 ------------------------------------------------------------------------------

  Trustees are to be elected by the shareholders at the Meeting in the following manner:

         (a) With respect to VKL, four Class I Trustees are to be elected at the Meeting, to serve until the later of such Fund's Annual Meeting of Shareholders in 2010 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class I Trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         (b) With respect to VKI, VCV, VPV and VMV, three Class II Trustees are to be elected at the Meeting, to serve until the later of each such Fund's Annual Meeting of Shareholders in 2010 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to two Class II Trustees (Linda Hutton Heagy and Wayne W. Whalen) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee (Rod Dammeyer) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund and a plurality of the Preferred Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         (c) With respect to VGM, VTJ, VIM, VTN, VOQ, VKQ, VMO, VLT and VVR, three Class III Trustees are to be elected at the Meeting, to serve until the later of each such Fund's Annual Meeting of Shareholders in 2010 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to two Class III Trustees (R. Craig Kennedy and Jack E. Nelson) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class III Trustee (Hugo F. Sonnenschein) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund and a plurality of the Preferred Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

           As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable state law based on the state of organization of each Fund, each Fund's Declaration of Trust and each Fund's Bylaws.

      INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

  The business and affairs of the Funds are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
David C. Arch(1) (61)             Trustee          +       Chairman and Chief Executive Officer        73
Blistex Inc.                                               of Blistex Inc., a consumer health
1800 Swift Drive                                           care products manufacturer. Director
Oak Brook, IL 60523                                        of the Heartland Alliance, a
                                                           nonprofit organization serving human
                                                           needs based in Chicago. Former
                                                           Director of St. Vincent de Paul
                                                           Center, a Chicago based day care
                                                           facility serving the children of low
                                                           income families. Board member of the
                                                           Illinois Manufacturers' Association.

Jerry D. Choate(1) (68)           Trustee          +       Prior to January 1999, Chairman and         73
33971 Selva Road                                           Chief Executive Officer of the
Suite 130                                                  Allstate Corporation ("Allstate") and
Dana Point, CA 92629                                       Allstate Insurance Company. Prior to
                                                           January 1995, President and Chief
                                                           Executive Officer of Allstate. Prior
                                                           to August 1994, various management
                                                           positions at Allstate.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
David C. Arch(1) (61)             Trustee/Director/Managing
Blistex Inc.                      General Partner of funds in
1800 Swift Drive                  the Fund Complex.
Oak Brook, IL 60523


Jerry D. Choate(1) (68)           Trustee/Director/Managing
33971 Selva Road                  General Partner of funds in
Suite 130                         the Fund Complex. Director
Dana Point, CA 92629              of H&R Block, Director of
                                  Amgen Inc., a
                                  biotechnological company,
                                  and Director of Valero
                                  Energy Corporation, an
                                  independent refining
                                  company.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Rod Dammeyer(2)+++(66)            Trustee          +       President of CAC, L.L.C., a private         73
CAC, L.L.C.                                                company offering capital investment
4350 LaJolla Village Drive                                 and management advisory services.
Suite 980                                                  Prior to February 2001, Vice Chairman
San Diego, CA 92122-6223                                   and Director of Anixter
                                                           International, Inc., a global
                                                           distributor of wire, cable and
                                                           communications connectivity products.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Rod Dammeyer(2)+++(66)            Trustee/Director/Managing
CAC, L.L.C.                       General Partner of funds in
4350 LaJolla Village Drive        the Fund Complex. Director
Suite 980                         of Quidel Corporation,
San Diego, CA 92122-6223          Stericycle, Inc., Ventana
                                  Medical Systems, Inc., and
                                  Trustee of The Scripps
                                  Research Institute. Prior to
                                  April 2007, Director of GATX
                                  Corporation. Prior to
                                  January 2005, Trustee of the
                                  University of Chicago
                                  Hospitals and Health
                                  Systems. Prior to April
                                  2004, Director of
                                  TheraSense, Inc. Prior to
                                  January 2004, Director of
                                  TeleTech Holdings Inc. and
                                  Arris Group, Inc. Prior to
                                  May 2002, Director of
                                  Peregrine Systems Inc. Prior
                                  to February 2001, Director
                                  of IMC Global Inc.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Linda Hutton Heagy(2)++ (58)      Trustee          +       Managing Partner of Heidrick &              73
Heidrick & Struggles                                       Struggles, an international executive
233 South Wacker Drive                                     search firm. Trustee on the
Suite 7000                                                 University of Chicago Hospitals
Chicago, IL 60606                                          Board, Vice Chair of the Board of the
                                                           YMCA of Metropolitan Chicago and a
                                                           member of the Women's Board of the
                                                           University of Chicago. Prior to 1997,
                                                           Partner of Ray & Berndtson, Inc., an
                                                           executive recruiting firm. Prior to
                                                           1996, Trustee of The International
                                                           House Board, a fellowship and housing
                                                           organization for international
                                                           graduate students. Prior to 1995,
                                                           Executive Vice President of ABN AMRO,
                                                           N.A., a bank holding company. Prior
                                                           to 1990, Executive Vice President of
                                                           The Exchange National Bank.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Linda Hutton Heagy(2)++ (58)      Trustee/Director/Managing
Heidrick & Struggles              General Partner of funds in
233 South Wacker Drive            the Fund Complex.
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

R. Craig Kennedy(3) (55)          Trustee          +       Director and President of the German        73
1744 R Street, N.W.                                        Marshall Fund of the United States,
Washington, D.C. 20009                                     an independent U.S. foundation
                                                           created to deepen understanding,
                                                           promote collaboration and stimulate
                                                           exchanges of practical experience
                                                           between Americans and Europeans.
                                                           Formerly, advisor to the Dennis
                                                           Trading Group Inc., a managed futures
                                                           and option company that invests money
                                                           for individuals and institutions.
                                                           Prior to 1992, President and Chief
                                                           Executive Officer, Director and
                                                           member of the Investment Committee of
                                                           the Joyce Foundation, a private
                                                           foundation.

Howard J Kerr(1) (71)             Trustee          +       Prior to 1998, President and Chief          73
14 Huron Trace                                             Executive Officer of Pocklington
Galena, IL 61036                                           Corporation, Inc., an investment
                                                           holding company. Director of the
                                                           Marrow Foundation.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

R. Craig Kennedy(3) (55)          Trustee/Director/Managing
1744 R Street, N.W.               General Partner of funds in
Washington, D.C. 20009            the Fund Complex.


Howard J Kerr(1) (71)             Trustee/Director/Managing
14 Huron Trace                    General Partner of funds in
Galena, IL 61036                  the Fund Complex. Director
                                  of the Lake Forest Bank &
                                  Trust.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Jack E. Nelson(3) (71)            Trustee          +       President of Nelson Investment              73
423 Country Club Drive                                     Planning Services, Inc., a financial
Winter Park, FL 32789                                      planning company and registered
                                                           investment adviser in the State of
                                                           Florida. President of Nelson Ivest
                                                           Brokerage Services Inc., a member of
                                                           the NASD, Securities Investors
                                                           Protection Corp. and the Municipal
                                                           Securities Rulemaking Board.
                                                           President of Nelson Sales and
                                                           Services Corporation, a marketing and
                                                           services company to support
                                                           affiliated companies.

Hugo F. Sonnenschein(3)+++ (66)   Trustee          +       President Emeritus and Honorary             73
1126 E. 59th Street                                        Trustee of the University of Chicago
Chicago, IL 60637                                          and the Adam Smith Distinguished
                                                           Service Professor in the Department
                                                           of Economics at the University of
                                                           Chicago. Prior to July 2000,
                                                           President of the University of
                                                           Chicago. Trustee of the University of
                                                           Rochester and a member of its
                                                           investment committee. Member of the
                                                           National Academy of Sciences, the
                                                           American Philosophical Society and a
                                                           fellow of the American Academy of
                                                           Arts and Sciences. Prior to 2006,
                                                           Director of Winston Laboratories,
                                                           Inc.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Jack E. Nelson(3) (71)            Trustee/Director/Managing
423 Country Club Drive            General Partner of funds in
Winter Park, FL 32789             the Fund Complex.

Hugo F. Sonnenschein(3)+++ (66)   Trustee/Director/Managing
1126 E. 59th Street               General Partner of funds in
Chicago, IL 60637                 the Fund Complex.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee          +       Chief Communications Officer of the         73
(65)                                                       National Academy of Sciences/National
815 Cumberstone Road                                       Research Council, an independent,
Harwood, MD 20776                                          federally chartered policy
                                                           institution, from 2001 to November
                                                           2003 and Chief Operating Officer from
                                                           1993 to 2001. Director of the
                                                           Institute for Defense Analyses, a
                                                           federally funded research and
                                                           development center, Director of the
                                                           German Marshall Fund of the United
                                                           States, Director of the Rocky
                                                           Mountain Institute and Trustee of
                                                           California Institute of Technology
                                                           and Colorado College. Prior to 1993,
                                                           Executive Director of the Commission
                                                           on Behavioral and Social Sciences and
                                                           Education at the National Academy of
                                                           Sciences/National Research Council.
                                                           From 1980 through 1989, Partner of
                                                           Coopers & Lybrand. Director of
                                                           Neurogen Corporation, a
                                                           pharmaceutical company, from January
                                                           1998 until June 2006.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee/Director/Managing
(65)                              General Partner of funds in
815 Cumberstone Road              the Fund Complex. Director
Harwood, MD 20776                 of Fluor Corp., an
                                  engineering, procurement and
                                  construction organization,
                                  since January 2004. Director
                                  of Intelligent Medical
                                  Devices, a company that
                                  develops symptom-based
                                  diagnostic tools for
                                  physicians and clinical
                                  labs.

INTERESTED TRUSTEE:

                                                                                                                   NUMBER OF
                                          TERM OF                                                                   FUNDS IN
                                         OFFICE AND                                                                   FUND
                            POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Wayne W. Whalen*(2) (67)    Trustee          +       Partner in the law firm of Skadden, Arps, Slate, Meagher &        73
333 West Wacker Drive                                Flom LLP, legal counsel to certain funds in the Fund
Chicago, IL 60606                                    Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Wayne W. Whalen*(2) (67)    Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential Library
                            Foundation.

---------------
 (1) Designated as a Class I trustee.

 (2) Designated as a Class II trustee.

 (3) Designated as a Class III trustee.

 + Each Trustee generally serves a three-year term from the date of election.
   Each Trustee has served as a Trustee of each respective Fund since the year shown in Annex C.

 ++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

+++ Messrs. Dammeyer and Sonnenschein are elected by the holders of Preferred
    Shares.

 * Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen Investments is paid by the respective affiliated entity. The funds in the Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees for services to funds in the Fund Complex.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee's compensation from a Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee's retirement from such Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth on Annex C to this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year end in 2006, the Fund Complex's most recently completed calendar year ended December 31, 2006 or as of the date of this Proxy Statement.

                               COMPENSATION TABLE

                                                                FUND COMPLEX
                                         ----------------------------------------------------------
                                                                                          TOTAL
                                                                                      COMPENSATION
                           AGGREGATE     AGGREGATE PENSION OR   AGGREGATE ESTIMATED      BEFORE
                          COMPENSATION   RETIREMENT BENEFITS      ANNUAL BENEFITS     DEFERRAL FROM
                           FROM EACH      ACCRUED AS PART OF           UPON               FUND
          NAME              FUND(1)        FUND EXPENSES(2)        RETIREMENT(3)       COMPLEX(4)
          ----            ------------   --------------------   -------------------   -------------
INDEPENDENT TRUSTEES
David C. Arch...........       (1)             $ 35,373              $105,000           $259,418
Jerry D. Choate.........       (1)               80,600               105,000            254,394
Rod Dammeyer............       (1)               64,051               105,000            259,418
Linda Hutton Heagy......       (1)               25,769               105,000            254,394
R. Craig Kennedy........       (1)               18,372               105,000            254,394
Howard J Kerr...........       (1)              140,735               143,750            259,418
Jack E. Nelson..........       (1)               92,953               105,000            238,523
Hugo F. Sonnenschein....       (1)               64,671               105,000            259,418
Suzanne H. Woolsey......       (1)               57,060               105,000            254,394
INTERESTED TRUSTEE
Wayne W. Whalen.........       (1)               67,997               105,000            259,418

---------------

(1) The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year ended in 2006 before deferral by the Trustees under the deferred compensation plan is shown in Annex D. Certain Trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year end in 2006 as shown in Annex E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund as of the end of its most recently completed fiscal year end in 2006 is shown in Annex F.

(2) The amounts shown in this column represent the sum of the estimated retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2006. The retirement plan is described above the compensation table.

(3) For each Trustee, this is the sum of the estimated annual benefits payable by the current (i.e., as of the date of this Proxy Statement) operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the compensation table.

(4) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex as of the calendar year ended December 31, 2006 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  Each Fund's Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the respective Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  Each Board's audit committee consists of Messrs. Choate, Dammeyer and Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund's financial statements, accounting records or internal controls. Each Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee charter for each of the Funds is available on Van Kampen's web site at www.vankampen.com. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standard Board Standard No. 1 and has discussed with the independent registered public accountants their independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission ("SEC"). Each member of the Fund's audit committee is deemed an audit committee financial expert.

  Each Board's brokerage and services committee consists of Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee reviews each Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

  Each Board's governance committee consists of Messrs. Arch, Kerr and Nelson. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The governance committee charter for each of the Funds, which includes each Fund's nominating policies, is available on Van Kampen's web site at www.vankampen.com. The Independent Trustees of the respective Fund select and nominate any other nominee Independent Trustees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

  During the fiscal year ended October 31, 2006, the Board of Trustees of VCV, VMV, VPV, VKI, VGM, VIM, VTJ, VTN, VMO, VKL, VKQ and VOQ each held 9 meetings. During each such Fund's last fiscal year, the audit committee of each such Board held 4 meetings, the brokerage and services committee of each such Board held 4 meeting and the governance committee of each such Board held 2 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  During the fiscal year ended December 31, 2006, the Board of Trustees of VLT held 9 meetings. During such Fund's last fiscal year, the audit committee of the Board held 5 meetings, the brokerage and services committee of the Board of the Fund held 4 meetings and the governance committee of the Board held 2 meetings. During the last fiscal year, each of the Trustees of VLT during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  During the fiscal year ended July 31, 2006, the Board of Trustees of VVR held 8 meetings. During such Fund's last fiscal year, the audit committee of such Board held 4 meetings, the brokerage and services committee of such Board of such Fund held 4 meetings and the governance committee of such Board held 2 meetings. During the last fiscal year, each of the Trustees of such Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of such Fund's Board of Trustees and all committee meetings thereof of which such Trustee was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to each Funds' Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the applicable Fund's office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHAREHOLDER APPROVAL

  With respect to Proposal 1(a) through (c), the holders of Common Shares and Preferred Shares, where applicable, voting as a separate class, will vote on the respective nominees designated to be elected by such class of shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUNDS

  The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and       Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal           since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Executive Officer               since May 2003. Managing Director of Van Kampen Advisors
                                                              Inc. since June 2003. Director of Investor Services since
                                                              September 2002. Director of the Adviser, Van Kampen
                                                              Investments and Van Kampen Exchange Corp. since January
                                                              2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                              & Co. Incorporated. Managing Director and Director of Morgan
                                                              Stanley Investment Management Inc. Chief Administrative
                                                              Officer, Managing Director and Director of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. Managing Director and Director of Morgan Stanley
                                                              Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Institutional and Retail Morgan Stanley Funds. Director
                                                              of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                              Officer of Morgan Stanley Investment Management Inc. and
                                                              Executive Vice President of funds in the Fund Complex from
                                                              May 2003 to September 2005.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Dennis Shea (53)              Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                            and Van Kampen Advisors Inc. Chief Investment
                                                              Officer -- Global Equity of the same entities since February
                                                              2006. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                              Director and Director of Global Equity Research at Morgan
                                                              Stanley from April 2000 to February 2006.

J. David Germany (52)         Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                   since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                  and Van Kampen Advisors Inc. Chief Investment
London, GRB E14 4AD                                           Officer -- Global Fixed Income of the same entities since
                                                              December 2005. Managing Director and Director of Morgan
                                                              Stanley Investment Management Ltd. Director of Morgan
                                                              Stanley Investment Management (ACD) Limited since December
                                                              2003. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)          Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                            Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                              the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex since August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc. from January 1997 to July 2000.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Stefanie V. Chang (40)        Vice President and  Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   Secretary           since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                            Complex.

John L. Sullivan (51)         Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer             since 1989  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                    Director of Van Kampen Investments, the Adviser, Van Kampen
                                                              Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex and head of Fund
                                                              Accounting for Morgan Stanley Investment Management. Prior
                                                              to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (38)         Chief Financial     Officer     Managing Director of Morgan Stanley Investment Management,
Harborside Financial Center   Officer and         since 2006  Inc. since December 2006; Chief Financial Officer and
Jersey City, NJ 07311         Treasurer                       Treasurer of Morgan Stanley Institutional Funds since 2002 and of funds in the Fund Complex from January 2005 to August
                                                              2005 and since September 2006. Previously, Executive
                                                              Director of Morgan Stanley Investment Management Inc. from
                                                              2002 to December 2006.

SHAREHOLDER INFORMATION

  As of April 27, 2007, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund's outstanding Shares. As of April 27, 2007, certain Trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex G. Except as indicated on Annex G, as of April 27, 2007, the Trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table in Annex G. As of April 27, 2007, no Trustees or executive officers owned any Preferred Shares of the Funds. Excluding deferred compensation balances as described in the Compensation Table, as of April 27, 2007, each Trustee beneficially owned equity securities of the Funds and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex H. Including deferred compensation balances as described in the Compensation Table, as of April 27, 2007, each Trustee owned the dollar ranges of amounts of the Funds and other funds in the Fund Complex as specified in Annex I.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, Adviser and affiliated persons of the Adviser complied with the applicable filing requirements except that a Form 4 Filing reporting one transaction relating to common shares of VLT on behalf of Rod Dammeyer, a Trustee of the Funds, inadvertently was not filed in a timely manner.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent registered public accountants to examine the financial statements for the current fiscal year of each Fund. The selection of D&T for the current fiscal year was recommended and approved by each Fund's audit committee and approved by each Fund's Board. Each of the Funds knows of no direct or indirect financial interest of D&T in such Fund.

AUDIT AND OTHER FEES

  Each Fund and certain "covered entities" were billed the amounts listed on Annex J by D&T during such Fund's most recent two fiscal years.

  The audit committee of each Board has considered whether the provision of non-audit services performed by D&T to the Funds and "covered entities" is compatible with maintaining D&T's independence in performing audit services. The audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds and 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which is available on Van Kampen's web site at www.vankampen.com.

  It is not expected that representatives of D&T will attend the Meeting. In the event representatives of D&T do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Adviser or Van Kampen Investments, by the transfer agents of the Funds, by dealers or their representatives or by Computershare Fund Services, a solicitation firm that may be engaged to assist in proxy solicitation at an estimated cost of approximately $2,000 per Fund.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2008 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the

Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 19, 2008. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 4, 2008. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020,
Attn: Van Kampen Asset Management General Counsel's Office.

GENERAL

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       STEFANIE V. CHANG,
                                       Vice President

May 10, 2007

                                                                         ANNEX A

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the Van Kampen closed-end investment companies (the "Funds") participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Friday, June 22, 2007, at 9:30 a.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Joint Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the "Common Shares." Each of the Funds have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of the Funds are referred to herein as the "Preferred Shares."

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Select Sector      Select Sector               VKL       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Municipal Trust    Municipal Trust             VKQ       Auction Preferred Shares,
                                                                     liquidation preference
                                                                     $25,000 per share

Van Kampen Ohio Quality       Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $25,000 per share
Van Kampen Trust for Insured  Trust for Insured           VIM       Auction Preferred Shares,
 Municipals                    Municipals                            liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VGM       Auction Preferred Shares,
 Investment Grade Municipals   Grade Municipals                      liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VTN       Auction Preferred Shares,
 Investment Grade New York     Grade New York                        liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTJ       Auction Preferred Shares,
 Investment Grade New Jersey   Grade New Jersey                      liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Municipal          Municipal Opportunity       VMO       Auction Preferred Shares,
 Opportunity Trust             Trust                                 liquidation preference
                                                                     $25,000 per share

Van Kampen Massachusetts      Massachusetts Value         VMV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share

Van Kampen California Value   California Value            VCV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share


                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Pennsylvania       Pennsylvania Value          VPV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share
Van Kampen Advantage          Advantage Municipal         VKI       Auction Preferred Shares,
 Municipal Income Trust II     Income Trust II                       liquidation preference
                                                                     $25,000 per share

Van Kampen High Income        High Income Trust II        VLT       Auction Preferred Shares,
 Trust II                                                            liquidation preference
                                                                     $25,000 per share

Van Kampen Senior Income      Senior Income Trust         VVR       Auction Preferred Shares,
 Trust                                                               liquidation preference
                                                                     $25,000 per share


                                                                         ANNEX B

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of April 27, 2007, the Record Date.

                         FUND NAME                            COMMON SHARES   PREFERRED SHARES
                         ---------                            -------------   ----------------
Select Sector Municipal Trust                                  15,482,002           5,160
Municipal Trust                                                39,379,538          13,000
Ohio Quality Municipal Trust                                    5,836,300           2,000
Trust for Insured Municipals                                    9,796,346           3,600
Trust for Investment Grade Municipals                          43,712,947          17,200
Trust for Investment Grade New York Municipals                 15,451,295           5,800
Trust for Investment Grade New Jersey Municipals                6,100,213           2,600
Municipal Opportunity Trust                                    34,128,536          13,600
Massachusetts Value Municipal Income Trust                      2,690,767           1,000
California Value Municipal Income Trust                        21,909,988           8,000
Pennsylvania Value Municipal Income Trust                      24,551,352           8,000
Advantage Municipal Income Trust II                            45,041,467          16,800
High Income Trust II                                           18,870,327           2,616
Senior Income Trust                                           180,010,000          28,000

                                                                         ANNEX C

    The table below sets forth the year in which each of the Trustees initially was elected or appointed to the Board of Trustees of each Fund.

                                                                            INDEPENDENT TRUSTEES
                                                         ----------------------------------------------------------
                                                         ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON
                                                         ----   ------   --------   -----   -------   ----   ------
High Income Trust II (VLT).............................  1989    2003      1989     2003     2003     1992    2003
Municipal Trust (VKQ)..................................  1991    2003      1991     2003     2003     1992    2003
Ohio Quality Municipal Trust (VOQ).....................  1991    2003      1991     2003     2003     1992    2003
Trust for Insured Municipals (VIM).....................  1991    2003      1991     2003     2003     1992    2003
Trust for Investment Grade Municipals (VGM)............  1991    2003      1991     2003     2003     1992    2003
Municipal Opportunity Trust (VMO)......................  1992    2003      1992     2003     2003     1992    2003
Trust for Investment Grade New Jersey Municipals
 (VTJ).................................................  1992    2003      1992     2003     2003     1992    2003
Trust for Investment Grade New York Municipals (VTN)...  1992    2003      1992     2003     2003     1992    2003
Advantage Municipal Income Trust II (VKI)..............  1993    2003      1993     2003     2003     1993    2003
California Value Municipal Income Trust (VCV)..........  1993    2003      1993     2003     2003     1993    2003
Massachusetts Value Municipal Income Trust (VMV).......  1993    2003      1993     2003     2003     1993    2003
Pennsylvania Value Municipal Income Trust (VPV)........  1993    2003      1993     2003     2003     1993    2003
Select Sector Municipal Trust (VKL)....................  1993    2003      1993     2003     2003     1993    2003
Senior Income Trust (VVR)..............................  1998    2006      1998     2006     2006     1998    2006

                                                          INDEPENDENT TRUSTEES    INTERESTED TRUSTEE
                                                         ----------------------   ------------------
                                                         SONNENSCHEIN   WOOLSEY         WHALEN
                                                         ------------   -------         ------
High Income Trust II (VLT).............................      1994        2003            1989
Municipal Trust (VKQ)..................................      1994        2003            1991
Ohio Quality Municipal Trust (VOQ).....................      1994        2003            1991
Trust for Insured Municipals (VIM).....................      1994        2003            1991
Trust for Investment Grade Municipals (VGM)............      1994        2003            1991
Municipal Opportunity Trust (VMO)......................      1994        2003            1992
Trust for Investment Grade New Jersey Municipals
 (VTJ).................................................      1994        2003            1992
Trust for Investment Grade New York Municipals (VTN)...      1994        2003            1992
Advantage Municipal Income Trust II (VKI)..............      1994        2003            1993
California Value Municipal Income Trust (VCV)..........      1994        2003            1993
Massachusetts Value Municipal Income Trust (VMV).......      1994        2003            1993
Pennsylvania Value Municipal Income Trust (VPV)........      1994        2003            1993
Select Sector Municipal Trust (VKL)....................      1994        2003            1993
Senior Income Trust (VVR)..............................      1998        2006            1998

                                                                         ANNEX D
           2006 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH FUND

                                                                             INDEPENDENT TRUSTEES
                                                       -----------------------------------------------------------------
           NAME OF FUND              FISCAL YEAR-END    ARCH     CHOATE    DAMMEYER   HEAGY    KENNEDY    KERR    NELSON
           ------------              ---------------    ----     ------    --------   -----    -------    ----    ------
Advantage Municipal Income Trust
 II................................       10/31        $5,923    $7,231     $5,923    $7,231   $7,231    $5,923   $6,944
California Value Municipal Income
 Trust.............................       10/31         4,603     5,608      4,603     5,608    5,608     4,603    5,321
Massachusetts Value Municipal
 Income Trust......................       10/31         2,291     2,426      2,291     2,426    2,426     2,291    2,139
Municipal Opportunity Trust........       10/31         5,612     6,892      5,612     6,892    6,892     5,612    6,605
Municipal Trust....................       10/31         6,603     8,384      6,603     8,384    8,384     6,603    8,097
Ohio Quality Municipal Trust.......       10/31         2,902     3,183      2,902     3,183    3,183     2,902    2,896
Pennsylvania Value Municipal Income
 Trust.............................       10/31         4,215     4,963      4,215     4,963    4,963     4,215    4,676
Select Sector Municipal Trust......       10/31         3,884     4,539      3,884     4,539    4,539     3,884    4,252
Trust for Insured Municipals.......       10/31         3,160     3,625      3,160     3,625    3,625     3,160    3,338
Trust for Investment Grade
 Municipals........................       10/31         7,820     9,980      7,820     9,980    9,980     7,820    9,693
Trust for Investment Grade New
 Jersey Municipals.................       10/31         2,801     3,129      2,801     3,129    3,129     2,801    2,842
Trust for Investment Grade New York
 Municipals........................       10/31         4,379     5,140      4,379     5,140    5,140     4,379    4,853
High Income Trust II...............       12/31         2,448     2,613      2,448     2,613    2,613     2,448    2,326
Senior Income Trust................        7/31        16,286        --     16,286        --       --    16,286       --

                                      INDEPENDENT TRUSTEES    INTERESTED TRUSTEE
                                     ----------------------   -------------------
           NAME OF FUND              SONNENSCHEIN   WOOLSEY         WHALEN
           ------------              ------------   -------         ------
Advantage Municipal Income Trust
 II................................     $5,923      $7,231          $5,923
California Value Municipal Income
 Trust.............................      4,603       5,608           4,603
Massachusetts Value Municipal
 Income Trust......................      2,291       2,426           2,291
Municipal Opportunity Trust........      5,612       6,892           5,612
Municipal Trust....................      6,603       8,384           6,603
Ohio Quality Municipal Trust.......      2,902       3,183           2,902
Pennsylvania Value Municipal Income
 Trust.............................      4,215       4,963           4,215
Select Sector Municipal Trust......      3,884       4,539           3,884
Trust for Insured Municipals.......      3,160       3,625           3,160
Trust for Investment Grade
 Municipals........................      7,820       9,980           7,820
Trust for Investment Grade New
 Jersey Municipals.................      2,801       3,129           2,801
Trust for Investment Grade New York
 Municipals........................      4,379       5,140           4,379
High Income Trust II...............      2,448       2,613           2,448
Senior Income Trust................     16,286          --          16,286

                                                                         ANNEX E
               2006 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                                                                              INDEPENDENT TRUSTEES
                                                                     --------------------------------------
                  NAME OF FUND                     FISCAL YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY
                  ------------                     ---------------   ------    --------    -----    -------
Advantage Municipal Income Trust II..............       10/31        $7,231     $5,923    $7,231    $3,616
California Value Municipal Income Trust..........       10/31         5,608      4,603     5,608     2,804
Massachusetts Value Municipal Income Trust.......       10/31         2,426      2,291     2,426     1,213
Municipal Opportunity Trust......................       10/31         6,892      5,612     6,892     3,446
Municipal Trust..................................       10/31         8,384      6,603     8,384     4,192
Ohio Quality Municipal Trust.....................       10/31         3,183      2,902     3,183     1,592
Pennsylvania Value Municipal Income Trust........       10/31         4,963      4,215     4,963     2,482
Select Sector Municipal Trust....................       10/31         4,539      3,884     4,539     2,270
Trust for Insured Municipals.....................       10/31         3,625      3,160     3,625     1,813
Trust for Investment Grade Municipals............       10/31         9,980      7,820     9,980     4,990
Trust for Investment Grade New Jersey
 Municipals......................................       10/31         3,129      2,801     3,129     1,565
Trust for Investment Grade New York Municipals...       10/31         5,140      4,379     5,140     2,570
High Income Trust II.............................       12/31         2,613      2,448     2,613     1,307
Senior Income Trust..............................        7/31            --     16,286        --        --

                                                    INDEPENDENT TRUSTEES    INTERESTED TRUSTEE
                                                   ----------------------   ------------------
                  NAME OF FUND                     NELSON    SONNENSCHEIN         WHALEN
                  ------------                     ------    ------------         ------
Advantage Municipal Income Trust II..............  $6,944       $5,923            $5,923
California Value Municipal Income Trust..........   5,321        4,603             4,603
Massachusetts Value Municipal Income Trust.......   2,139        2,291             2,291
Municipal Opportunity Trust......................   6,605        5,612             5,612
Municipal Trust..................................   8,097        6,603             6,603
Ohio Quality Municipal Trust.....................   2,896        2,902             2,902
Pennsylvania Value Municipal Income Trust........   4,676        4,215             4,215
Select Sector Municipal Trust....................   4,252        3,884             3,884
Trust for Insured Municipals.....................   3,338        3,160             3,160
Trust for Investment Grade Municipals............   9,693        7,820             7,820
Trust for Investment Grade New Jersey
 Municipals......................................   2,842        2,801             2,801
Trust for Investment Grade New York Municipals...   4,853        4,379             4,379
High Income Trust II.............................   2,326        2,448             2,448
Senior Income Trust..............................      --       16,286            16,286

                                                                         ANNEX F
        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

                                                                                    INDEPENDENT TRUSTEES
                                                                 -----------------------------------------------------------
                NAME OF FUND                   FISCAL YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY     KERR
                ------------                   ---------------    ----     ------    --------    -----    -------     ----
Advantage Municipal Income Trust II..........       10/31        $41,064   $48,838   $211,099   $49,226   $5,290    $104,143
California Value Municipal Income Trust......       10/31         61,596   35,510    233,575     35,705    3,265     134,198
Massachusetts Value Municipal Income Trust...       10/31             --    8,066     39,799      8,147    1,319      33,112
Municipal Opportunity Trust..................       10/31         20,532   39,420    147,006     39,750    4,521      70,571
Municipal Trust..............................       10/31         20,532   40,642    149,290     40,961    4,599      70,961
Ohio Quality Municipal Trust.................       10/31         20,532   14,709     99,215     14,823    1,742      66,324
Pennsylvania Value Municipal Income Trust....       10/31         61,596   38,232    238,096     38,499    3,718     134,495
Select Sector Municipal Trust................       10/31         20,532   21,266    111,768     21,438    2,488      67,435
Trust for Insured Municipals.................       10/31             --   12,948     50,978     13,078    1,979      34,154
Trust for Investment Grade Municipals........       10/31         20,532   48,180    162,105     48,586    5,485      72,055
Trust for Investment Grade New Jersey
 Municipals..................................       10/31             --   11,508     73,239     11,618    1,706      66,455
Trust for Investment Grade New York
 Municipals..................................       10/31         41,064   27,326    170,346     27,525    2,828     100,547
High Income Trust II.........................       12/31         20,532   14,273    101,005     14,357    1,609      66,881
Senior Income Trust..........................        7/31             --       --    136,484         --       --      11,127

                                                                        INTERESTED
                                                INDEPENDENT TRUSTEES      TRUSTEE
                                               ----------------------   -----------
                NAME OF FUND                   NELSON    SONNENSCHEIN     WHALEN
                ------------                   ------    ------------     ------
Advantage Municipal Income Trust II..........  $49,195     $238,041      $234,236
California Value Municipal Income Trust......  36,175       263,216       254,415
Massachusetts Value Municipal Income Trust...   7,990        45,697        43,702
Municipal Opportunity Trust..................  39,542       166,107       164,676
Municipal Trust..............................  40,775       168,698       167,452
Ohio Quality Municipal Trust.................  14,876       112,371       107,729
Pennsylvania Value Municipal Income Trust....  38,864       268,248       259,671
Select Sector Municipal Trust................  21,420       126,485       122,682
Trust for Insured Municipals.................  12,861        58,298        57,050
Trust for Investment Grade Municipals........  48,288       183,252       182,746
Trust for Investment Grade New Jersey
 Municipals..................................  11,425        83,975        80,036
Trust for Investment Grade New York
 Municipals..................................  27,725       192,210       185,710
High Income Trust II.........................  14,455       114,375       110,067
Senior Income Trust..........................      --       151,696       160,222

                                                                         ANNEX G

                TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

    The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of April 27, 2007, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

                                                                 INDEPENDENT TRUSTEES                          INTERESTED TRUSTEE
                                           -----------------------------------------------------------------   ------------------
                                           ARCH    DAMMEYER         HEAGY   KENNEDY   SONNENSCHEIN   WOOLSEY         WHALEN
                                           ----    --------         -----   -------   ------------   -------         ------
Advantage Municipal Income Trust II......  500..   411,703                                708                         1,016
California Value Municipal Income
 Trust(1)................................          352,674
High Income Trust II.....................  1,098..  96,825                    150                                    11,475
Municipal Opportunity Trust..............  595..   295,889           198      198         644                         1,751
Municipal Trust..........................  1,126..  34,547           162      162         486                         1,398
Select Sector Municipal Trust............  1,011.. 166,423           100      100         350                           502
Senior Income Trust......................           11,080                                500                           500
Trust for Insured Municipals.............  300..    15,249                     50                                       914
Trust for Investment Grade Municipals....    637    32,606            58       58         175          685            1,415

---------------
(1) The Trustees as a group own 1.61% of the total Common Shares outstanding of California Value Municipal Income Trust

                                                                         ANNEX H

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

    The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee listed below as of April 27, 2007.

                                                                         INDEPENDENT TRUSTEES
                                       ----------------------------------------------------------------------------------------
                                             ARCH             CHOATE            DAMMEYER            HEAGY            KENNEDY
                                             ----             ------            --------            -----            -------
Advantage Municipal Income Trust
 II.................................         $1-$10,000                        over $100,000
California Value Municipal Trust....                                           over $100,000
High Income Trust II................         $1-$10,000                        over $100,000                         $1-$10,000
Municipal Opportunity Trust.........         $1-$10,000                        over $100,000         $1-$10,000      $1-$10,000
Municipal Trust.....................    $10,001-$50,000                        over $100,000         $1-$10,000      $1-$10,000
Select Sector Municipal Trust.......    $10,001-$50,000                        over $100,000         $1-$10,000      $1-$10,000
Senior Income Trust.................                                        $50,001-$100,000
Trust for Insured Municipals........         $1-$10,000                        over $100,000                         $1-$10,000
Trust for Investment Grade
 Municipals.........................    $10,001-$50,000                        over $100,000         $1-$10,000      $1-$10,000
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Fund Complex........      over $100,000   $10,001-$50,000      over $100,000   $50,001-$100,000   over $100,000

                                                          INDEPENDENT TRUSTEES                       INTERESTED TRUSTEE
                                      ------------------------------------------------------------   ------------------
                                         KERR        NELSON       SONNENSCHEIN         WOOLSEY             WHALEN
                                         ----        ------       ------------         -------             ------
Advantage Municipal Income Trust
 II.................................                                  $1-$10,000                       $10,001-$50,000
California Value Municipal Trust....
High Income Trust II................                                                                   $10,001-$50,000
Municipal Opportunity Trust.........                             $10,001-$50,000                       $10,001-$50,000
Municipal Trust.....................                                  $1-$10,000                       $10,001-$50,000
Select Sector Municipal Trust.......                                  $1-$10,000                            $1-$10,000
Senior Income Trust.................                                  $1-$10,000                            $1-$10,000
Trust for Insured Municipals........                                                                   $10,001-$50,000
Trust for Investment Grade
 Municipals.........................                                  $1-$10,000   $10,001-$50,000     $10,001-$50,000
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Fund Complex........  $1-$10,000   $1-$10,000    $10,001-$50,000   $10,001-$50,000       over $100,000

                                                                         ANNEX I

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

    The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee, combining equity beneficial ownership with such Trustees' deferred compensation amounts, as of April 27, 2007.

                                                                          INDEPENDENT TRUSTEES
                                           -----------------------------------------------------------------------------------
                                                 ARCH            CHOATE           DAMMEYER           HEAGY          KENNEDY
                                                 ----            ------           --------           -----          -------
Advantage Municipal Income Trust II.....         $1-$10,000                      over $100,000
California Value Municipal Income
 Trust..................................                                         over $100,000
High Income Trust II....................         $1-$10,000                      over $100,000                      $1-$10,000
Municipal Opportunity Trust.............         $1-$10,000                      over $100,000      $1-$10,000      $1-$10,000
Municipal Trust.........................    $10,001-$50,000                      over $100,000      $1-$10,000      $1-$10,000
Select Sector Municipal Trust...........    $10,001-$50,000                      over $100,000      $1-$10,000      $1-$10,000
Senior Income Trust.....................                                      $50,001-$100,000   over $100,000
Trust for Insured Municipals............         $1-$10,000                      over $100,000                      $1-$10,000
Trust for Investment Grade Municipals...         $1-$10,000                      over $100,000      $1-$10,000      $1-$10,000
Aggregate Dollar Range of Equity
 Securities and Deferred Compensation in
 all Registered Investment Companies
 Overseen by Trustee in the Fund
 Complex................................      over $100,000   over $100,000      over $100,000   over $100,000   over $100,000

                                                               INDEPENDENT TRUSTEES                         INTERESTED TRUSTEE
                                          ---------------------------------------------------------------   ------------------
                                              KERR           NELSON       SONNENSCHEIN        WOOLSEY             WHALEN
                                              ----           ------       ------------        -------             ------
Advantage Municipal Income Trust II.....  over $100,000                      $1-$10,000                      $10,001-$50,000
California Value Municipal Income
 Trust..................................
High Income Trust II....................                                                                     $10,001-$50,000
Municipal Opportunity Trust.............                                       $10,001-                      $10,001-$50,000
                                                                                $50,000
Municipal Trust.........................                                     $1-$10,000                      $10,001-$50,000
Select Sector Municipal Trust...........                                     $1-$10,000                           $1-$10,000
Senior Income Trust.....................  over $100,000                   over $100,000                        over $100,000
Trust for Insured Municipals............                                                                     $10,001-$50,000
Trust for Investment Grade Municipals...                                     $1-$10,000   $10,001-$50,000    $10,001-$50,000
Aggregate Dollar Range of Equity
 Securities and Deferred Compensation in
 all Registered Investment Companies
 Overseen by Trustee in the Fund
 Complex................................  over $100,000   over $100,000   over $100,000     over $100,000      over $100,000

                                                                         ANNEX J

                   FISCAL YEAR END 2006 AUDIT AND OTHER FEES

                                                                                   NON-AUDIT FEES
                                                              --------------------------------------------------------
        NAME OF FUND           FISCAL YEAR-END   AUDIT FEES   AUDIT-RELATED(2)   TAX(3)    ALL OTHER   TOTAL NON-AUDIT    TOTAL
        ------------           ---------------   ----------   ----------------   ------    ---------   ---------------    -----
Advantage Municipal Income
 Trust II....................       10/31         $27,300         $    400       $1,600        $0         $  2,000       $ 29,300
California Value Municipal
 Income Trust................       10/31          27,300              400        1,600         0            2,000         29,300
Massachusetts Value Municipal
 Income Trust................       10/31          27,300              400        1,600         0            2,000         29,300
Municipal Opportunity
 Trust.......................       10/31          33,300              400        1,600         0            2,000         35,300
Municipal Trust..............       10/31          33,300              400        1,600         0            2,000         35,300
Ohio Quality Municipal
 Trust.......................       10/31          27,300              400        1,600         0            2,000         29,300
Pennsylvania Value Municipal
 Income Trust................       10/31          27,300              400        1,600         0            2,000         29,300
Select Sector Municipal
 Trust.......................       10/31          27,300              400        1,600         0            2,000         29,300
Trust for Insured
 Municipals..................       10/31          33,300              400        1,600         0            2,000         35,300
Trust for Investment Grade
 Municipals..................       10/31          33,300              400        1,600         0            2,000         35,300
Trust for Investment Grade
 New Jersey Municipals.......       10/31          27,300              400        1,600         0            2,000         29,300
Trust for Investment Grade
 New York Municipals.........       10/31          27,300              400        1,600         0            2,000         29,300
High Income Trust II.........       12/31          45,500              800(5)     1,600         0            2,400         47,900
Senior Income Trust..........        7/31          75,800           16,500(4)     2,400         0           18,900         94,700
Covered Entities(1)..........                         N/A          244,200            0         0          244,200        244,200

---------------
N/A- Not applicable.
(1) Covered Entities include the Adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.
(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with SAS 70 reports of Covered Entities.
(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Funds' tax returns.
(4) Audit-Related Fees represent agreed upon procedures related to the maintenance of preferred shares by the fund.
(5) Audit-Related Fees represent agreed upon procedures provided that are reasonably related to the performance of the audit of the financial statements of the fund.

                   FISCAL YEAR END 2005 AUDIT AND OTHER FEES

                                                 AUDIT FEES                        NON-AUDIT FEES                         TOTAL
                                                 ----------   --------------------------------------------------------    -----
        NAME OF FUND           FISCAL YEAR-END                AUDIT-RELATED(2)   TAX(3)    ALL OTHER   TOTAL NON-AUDIT
        ------------           ---------------                ----------------   ------    ---------   ---------------
Advantage Municipal Income
 Trust II....................       10/31         $ 26,450        $   400        $1,600        $0         $  2,000       $ 28,450
California Value Municipal
 Income Trust................       10/31           26,450            400         1,600         0            2,000         28,450
Massachusetts Value Municipal
 Income Trust................       10/31           26,450            400         1,600         0            2,000         28,450
Municipal Opportunity
 Trust.......................       10/31           32,350            400         1,600         0            2,000         34,350
Municipal Trust..............       10/31           32,350            400         1,600         0            2,000         34,350
Ohio Quality Municipal
 Trust.......................       10/31           26,450            400         1,600         0            2,000         28,450
Pennsylvania Value Municipal
 Income Trust................       10/31           26,450            400         1,600         0            2,000         28,450
Select Sector Municipal
 Trust.......................       10/31           26,450            400         1,600         0            2,000         28,450
Trust for Insured
 Municipals..................       10/31           32,350            400         1,600         0            2,000         34,350
Trust for Investment Grade
 Municipals..................       10/31           32,350            400         1,600         0            2,000         34,350
Trust for Investment Grade
 New Jersey Municipals.......       10/31           26,450            400         1,600         0            2,000         28,450
Trust for Investment Grade
 New York Municipals.........       10/31           26,450            400         1,600         0            2,000         28,450
High Income Trust II.........       12/31           44,200            800(5)      1,600         0            2,400         46,600
Senior Income Trust..........        7/31           73,550         10,000(4)      2,400         0           12,400         85,950
Covered Entities(1)..........                          N/A        321,000             0         0          321,000        321,000

---------------
N/A- Not applicable.
(1) Covered Entities include the Adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.
(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with SAS 70 reports of Covered Entities.
(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Funds' tax returns.
(4) Audit-Related Fees represent agreed upon procedures related to the maintenance of preferred shares by the fund.
(5) Audit-Related Fees represent agreed upon procedures provided that are reasonably related to the performance of the audit of the financial statements of the fund.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                     VKCL 07

           [X] PLEASE MARK
               VOTES AS IN
               THIS EXAMPLE          FORM OF PROXY
                                VAN KAMPEN XXXXX TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXX TRUST, a XXXXX business trust (the "Fund"), hereby appoints XXXXX, XXXXX and XXXXX and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 22, 2007 at 9:30 a.m., and any and
           all adjournments thereof (the "Meeting"), and thereat to vote all XXXXX Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

                                                                                                     FOR ALL
                 1.     Authority to vote for the election as Trustees, the nominees  FOR  WITHHOLD  EXCEPT
                        named below:                                                  [ ]    [ ]       [ ]
                        Class X Trustees: (01) XXXXX, (02) XXXXX (03) XXXXX and (04)
                        XXXXX

                        ------------------------------------------------------------

                        TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                        CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                        LINE BELOW.
                        ------------------------------------------------------------

                 2.     To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 22, 2007.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND
RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?                                                                                  Date
                                                             --------------------------------------------  ------------------
                                                             Shareholder signature

------------------------------------------                   -------------------------------------------- Date --------------
                                                             Co-owner signature (if applicable)
------------------------------------------

------------------------------------------

                                                             Mark box at right if an address change has
                                                             been noted on the reverse side of this
                                                             card.  [ ]

                                                             Please sign this Proxy exactly as your name
                                                             or names appear on the books of the Fund.
                                                             When signing as attorney, trustee, executor,
                                                             administrator, custodian, guardian or
                                                             corporate officer, please give full title.
                                                             If common shares are held jointly, each
                                                             holder must sign.